Fulton Financial Corporation

Investor Presentation

August 15, 2008

The following presentation may contain forward-looking statements about
Fulton Financial Corporation’s growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995.

Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal
Reserve Board, the Corporation’s success in merger and acquisition integration, and customers’ acceptance of the Corporation’s products and services.

Forward-Looking Statement

Presentation Outline

Corporate Overview

Growth Initiatives

Quarterly Comments

Challenges / Responses

Loan Summary

Financial Performance

Fulton Financial Profile

Mid-Atlantic regional financial holding company

A family of 10 community banks

Fulton Financial Advisors

Fulton Mortgage Company

Serving strong /stable markets in 5 states

267 community banking offices

Asset size:  $16 billion

Market capitalization:  $ 2 billion

Book value (6/30/08) : $9.15

Tangible book value (6/30/08): $5.41

34 consecutive years of dividend increases

9.8% compounded annual growth rate in
dividends per share

7.3% compounded annual growth rate in
earnings per share

25 bank acquisitions since 1982

Created a valuable geographic franchise

Accomplishments- 1982 to Present

10-year Dividend History

0.2423

0.2672

0.3280

0.3662

0.4524

0.4932

0.5400

0.5810

0.2942

0.4050

0.5975

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

Quarterly Cash Dividend

15 cents

Dividend yield:
approximately 5%

Capital (as of 06/30/08)

Total Capital (GAAP):                                         $1.59 billion

Total Regulatory Capital:                                           $1.46 billion

Regulatory Capital Ratios:

Total Risk-Based Capital                                   11.70%

Tier 1 Risk-Based Capital                                  9.10%

Leverage Capital                                      7.40%

Strategic Plan

Superior
Employee Satisfaction

Superior
Customer Experience

Superior
Operating Efficiency

Superior
Financial Results

Key organic growth markets

Q2/08 Quarterly Comments

Reported EPS of $0.15

Impact of three significant events:

             - Sale of credit card portfolio

             - Bank stock portfolio write-down

             - Auction rate certificates

Excluding above events: EPS of $0.24

Strong capital position

Q3/08 cash dividend declared at current
level

Q2/08 Quarterly Comments

Solid results from core banking operations

Net interest income growth

Expansion of net interest margin

Good loan growth

New loan pipeline stable

Strong growth in select non-interest
income categories

Revenue generation and cost-cutting
initiatives producing meaningful results

Q2/08 Quarterly Comments

Asset quality deterioration

Housing-related businesses continue
to struggle

Little evidence that economic
conditions are improving

Sluggish deposit growth

Bank stock write-down

         Two Greatest Challenges

Retail Funding

Credit Quality

Retail Funding - Action Steps

Continued denovo expansion in existing
and new markets

DDA Switch Kit w/cash or gift incentives

Targeted direct mail

Superior customer experience

Relationship banking incentives

Team Advantage Banking (small business)

Appointed Chief Deposit Officer

Credit Quality – Action Steps

Internal emphasis on loan review /
workout

Watching all loan portfolios very
carefully, real estate in particular

Early customer intervention /
remediation as problems arise

New loans underwritten to traditional
conservative standards

Superior Customer Satisfaction

*Retail:

90% extremely/very satisfied

Commercial:

90% extremely/very satisfied

*Compared to national average of 63%

  Source: American Banker/Gallup Consumer Survey

46 relationships with commitments to lend

             of $20 million or more

Maximum individual commitment of
$33 million

Average commercial lending relationship size is
$417,538

Loans and corresponding relationships are within
Fulton’s geographic market area

Summary of Larger Loans

Loan Diversification (as of 06/30/08)

8%

14%

11%

32%

31%

4%

Commercial

Commercial

Mortgage

Res Mtg

Home Equity

Construction

Consumer and

other

Commercial Loan Concentration By Industry (as of 06/30/08)

Industry

%

Construction

25.9

RE - Investor - Owned

23.6

Services

14.2

Manufacturing

7.0

Retail

6.1

Health Care

5.4

Agriculture

5.0

Wholesale

4.5

Other

3.1

Financial Services

2.0

Arts and Entertainment

2.0

Transportation

1.2

100.0

Long-term rating
                      Issuer                                                        A-2
                     Lead Bank Deposits                  A-1

Outlook                                Negative

Moody’s Investor Services

Short-term rating                               F-1

Long-term rating                               A-

Outlook                                  Stable

                Fitch Ratings

   Dominion Bond Rating Service

Credit rating                                                A

Outlook                               Negative

Credit Ratings

Financial Performance

Quarter Ended June 30, 2008

$25.7 million            Net income

$  0.15                           Net income per share

$  0.15                                           Cash dividends per share

0.85%                                                   Return on assets

8.40%                                                   Return on equity

14.65%                                           Return on tangible equity

International Bancshares Corporation

Old National Bancorp

South Financial Group, Inc.

Susquehanna Bancshares, Inc.

TCF Financial Corporation

Trustmark Corporation

UMB Financial Corporation

United Bankshares, Inc.

Valley National Bancorp

Whitney Holding Corporation

Wilmington Trust Corporation

Associated Banc-Corp

BancorpSouth, Inc.

Bank of Hawaii Corporation

BOK Financial Corporation

Citizens Republic Bancorp

City National Corporation

Colonial BancGroup, Inc.

Commerce Bancshares, Inc.

Cullen/Frost Bankers, Inc.

First Citizens BancShares, Inc.

First Midwest Bancorp, Inc.

First Merit Corporation

Peer Group

Income Statement Summary
(Six Months Ended June 30 th)

2008

2007

$

%

(dollars in thousands)

Net Interest Income

257,790

$

242,680

$

15,110

$

6%

Loan Loss Provision

(27,930)

(3,660)

(24,270)

n/m

Other Income

76,320

73,660

2,660

4%

Credit Card Sale Gain

13,910

-

13,910

n/m

Securities Gains

(20,400)

2,410

(22,810)

n/m

Other Expenses

(206,390)

(199,010)

(7,380)

4%

Income Taxes

(26,130)

(35,110)

8,980

-26%

Net Income

67,170

$

80,970

$

(13,800)

$

-17%

Income Statement Summary
(Linked Quarter)

2nd Q 08

1st Q 08

$

%

(dollars in thousands)

Net Interest Income

131,890

$

125,900

$

5,990

$

5%

Loan Loss Provision

(16,710)

(11,220)

(5,490)

n/m

Other Income

39,890

36,430

3,460

9%

Credit Card Sale Gain

13,910

-

13,910

n/m

Securities Gains

(21,650)

1,250

(22,900)

n/m

Other Expenses

(109,740)

(96,660)

(13,080)

14%

Income Taxes

(11,910)

(14,200)

2,290

-16%

Net Income

25,680

$

41,500

$

(15,820)

$

-38%

Average Loans
(Six Months Ended June 30th)

2008

2007

$

%

(dollars in millions)

Commercial

3,490

$

3,100

$

390

$

13%

Comm'l Mort

3,620

3,260

360

11%

Resid Mort

880

710

170

24%

Home Equity

1,550

1,440

110

8%

Construction

1,310

1,390

(80)

-6%

Cons./Other

510

600

(90)

-15%

Total Loans

11,360

$

10,500

$

860

8%

Average Loans
(Linked Quarter)

2nd Q 08

1st Q 08

$

%

(dollars in millions)

Commercial

3,510

$

3,470

$

40

$

1%

Comm'l Mort

3,700

3,550

150

4%

Resid Mort

890

860

30

3%

Home Equity

1,570

1,530

40

3%

Construction

1,290

1,330

(40)

-3%

Cons./Other

460

560

(100)

-18%

Total Loans

11,420

$

11,300

$

120

1%

Net Interest Margin
(as of 06/30/08)

3.67

3.65

3.28

3.25

3.50

3.75

4.00

4.25

4.50

4.75

FFC

Peer

Top 50

Net Interest Margin Trend

3.50

3.60

3.70

3.80

3.90

4.00

Q1 06

Q2 06

Q3 06

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Q1 08

Q2 08

Reported

Core

6 month cumulative gap – 0.97

Interest Rate Shocks

(as of 06/30/08)

Rate Change      NII Change (Annual)       % Change

  +300 bp                 + $  12.1 million                     +  2.3%

  +200 bp                 + $    9.4 million                     +  1.8%

  +100 bp             + $    5.4 million                     +  1.0%

  - 100 bp                 -  $    6.0 million                     -   1.1%

  - 200 bp                 -  $  14.3 million                     -  2.7%

Investment Portfolio
(as of 06/30/08)

ENDING

MODIFIED

BALANCE

DURATION

CREDIT RATING

(000's)

Mortgage-backed securities

1,238.4

$

3.16

AAA

Municipal bonds

511.3

4.28

AAA

Collateralized mortgage obligations

402.1

3.73

AAA

U.S. Treasuries and agencies

98.0

2.34

AAA

Corporate & trust preferred securities

177.9

9.30

Various

Auction rate securities

125.1

5.71

AA- AAA

Bank stocks

62.3

NA

Not rated

FHLB stock

104.8

NA

AAA

Other investments

21.1

NA

Unrealized gain - bank stock

(9.0)

Unrealized loss-bonds

(24.9)

Total Investments

2,706.9

$

3.98

Average Deposits
(Six Months Ended June 30th)

2008

2007

$

%

(dollars in millions)

Nonint DDA

1,640

$

1,740

$

(100)

$

-6%

Int DDA

1,700

1,670

30

2%

Savings/MMDA

2,170

2,300

(130)

-6%

CD's

4,430

4,490

(60)

-1%

Cash Mgt

700

600

100

17%

Total Deposits

10,640

$

10,800

$

(160)

$

-1%

Average Deposits
Linked Quarter

2nd Q 08

1st Q 08

$

%

(dollars in millions)

Nonint DDA

1,660

$

1,620

$

40

$

2%

Int DDA

1,710

1,690

20

1%

Savings/MMDA

2,210

2,140

70

3%

CD's

4,360

4,510

(150)

-3%

Cash Mgt

690

700

(10)

-1%

Total Deposits

10,630

$

10,660

$

(30)

$

0%

Net Charge-Offs To Loans
(as of 06/30/08)

0.45

0.69

0.24

0.00

0.10

0.20

0.30

0.40

0.50

0.60

0.70

0.80

90

91

92

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

06/08

FFC

Peer

Top 50

Other Income
(Six Months Ended June 30th)

2008

2007

$

%

(dollars in thousands)

Invt Mgt & Trust

17,150

$

20,080

$

(2,930)

$

-15%

Overdraft & NSF Fees

16,330

9,980

6,350

64%

Cash Mgt Fees

6,560

5,560

1,000

18%

Service Charges

6,390

6,310

80

1%

Mort. Sales Gains

4,980

9,580

(4,600)

-48%

Success Card Fees

4,820

4,140

680

16%

Merchant Fees

3,850

3,440

410

12%

Foreign Currency

3,320

1,840

1,480

80%

Letters of Credit

2,710

2,640

70

3%

Life Insurance (COLI)

1,760

1,960

(200)

-10%

ATM fees

1,410

1,480

(70)

-5%

Other Income

7,040

6,650

390

6%

Total

76,320

$

73,660

$

2,660

$

4%

Other Income
Linked Quarter

2nd Q 08

1st Q 08

$

%

(dollars in thousands)

Overdraft & NSF Fees

8,640

$

7,690

$

950

$

12%

Invt Mgt & Trust

8,390

8,760

(370)

-4%

Service Charges

3,350

3,040

310

10%

Cash Mgt Fees

3,330

3,230

100

3%

Mort. Sales Gains

2,670

2,310

360

16%

Success Card Fees

2,550

2,260

290

13%

Merchant Fees

1,900

1,950

(50)

-3%

Foreign Currency

1,750

1,570

180

11%

Letters of Credit

1,450

1,260

190

15%

Life Insurance (COLI)

980

780

200

26%

ATM fees

730

680

50

7%

Other Income

4,150

2,900

1,250

43%

Total

39,890

$

36,430

$

3,460

$

9%

Efficiency Ratio
(as of 06/30/08)

57.0

60.7

60.4

50.0

52.0

54.0

56.0

58.0

60.0

62.0

64.0

93

94

95

96

97

98

99

00

01

02

03

04

05

06

07

06/08

FFC

Peer

Top 50

Other Expense
(Six Months Ended June 30st)

2008

2007

$

%

(dollars in thousands)

Salaries & Benefits

109,480

$

111,850

$

(2,370)

$

-2%

Occupancy & Equip.

27,610

27,300

310

1%

Operating Risk Loss

15,630

10,120

5,510

54%

Data Proc. & Software

9,140

8,790

350

4%

Advertising

6,420

5,400

1,020

19%

Supplies & Postage

5,800

5,670

130

2%

Legal & Audit

4,140

2,580

1,560

60%

Telecommunications

3,960

4,170

(210)

-5%

Outside Services

3,960

3,010

950

32%

Amortization

3,660

4,180

(520)

-12%

Travel & Entertain.

2,990

3,120

(130)

-4%

State Tax

1,620

2,960

(1,340)

-45%

Other Expenses

11,980

9,860

2,120

22%

Total

206,390

$

199,010

$

7,380

$

4%

Other Expense
Linked Quarter

2nd Q 08

1st Q 08

$

%

(dollars in thousands)

Salaries & Benefits

54,280

$

55,200

$

(920)

$

-2%

Operating Risk Loss

14,390

1,240

13,150

n/m

Occupancy & Equip.

13,640

13,970

(330)

-2%

Data Proc. & Software

4,480

4,660

(180)

-4%

Advertising

3,520

2,910

610

21%

Supplies & Postage

2,980

2,810

170

6%

Outside Services

2,150

1,810

340

19%

Telecommunications

1,990

1,970

20

1%

Amortization

1,800

1,860

(60)

-3%

Legal & Audit

1,790

2,350

(560)

-24%

Travel & Entertain.

1,560

1,430

130

9%

State Tax

480

1,140

(660)

-58%

Other Expenses

6,680

5,310

1,370

26%

Total

109,740

$

96,660

$

13,080

$

14%

Fulton Financial Corporation

One Penn Square

Lancaster, PA  17602

www.fult.com

41